PRUDENTIAL WORLD FUND, INC.
 Prudential International Equity Fund

Prudential International Value Fund

PRUDENTIAL JENNISON NATURAL RESOURCES FUND, INC.

Supplement Dated December 29, 2010

to each Fund’s Prospectus dated December 23, 2010

PRUDENTIAL INVESTMENT PORTFOLIOS 12

Prudential US Real Estate Fund

PRUDENTIAL INVESTMENT PORTFOLIOS 9

Prudential International Real Estate Fund

Supplement Dated December 29, 2010

to each Fund’s Prospectus dated December 21, 2010

The table under the caption “How to Buy, Sell and Exchange Shares of the Fund – How to Buy Shares – Reducing or Waiving Class A’s Initial Sales Charge” is deleted and replaced with the following:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $25,000	5.50%	5.82%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.50%
$50,000 to $99,999	4.50%	4.71%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.75%	2.83%	2.50%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999*	None	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

LR370